UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2024

CARRIER GLOBAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-39220	83-4051582
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13995 Pasteur Boulevard

Palm Beach Gardens, Florida 33418

(Address of principal executive offices, including zip code)

(561) 365-2000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	CARR	New York Stock Exchange
4.375% Notes due 2025	CARR25	New York Stock Exchange
4.125% Notes due 2028	CARR28	New York Stock Exchange
4.500% Notes due 2032	CARR32	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On October 28, 2024, Carrier Global Corporation (the “Company”) delivered a conditional notice of redemption (the “Redemption Notice”) to holders of the Company’s 4.375% Notes due 2025 (the “Euro 2025 Notes”), providing for the redemption for cash by the Company (the “Redemption”) of all €750,000,000 of the outstanding Euro 2025 Notes on November 8, 2024 (the “Redemption Date”). The Euro 2025 Notes will be redeemed at a redemption price equal to the greater of: (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest on the Euro 2025 Notes discounted to the Redemption Date on an annual basis (ACTUAL/ACTUAL (ICMA)) at the comparable government bond rate plus 20 basis points less (b) interest accrued to the Redemption Date, and (2) 100% of the principal amount of the Euro 2025 Notes, plus, in either case, accrued and unpaid interest to the Redemption Date.

The Company intends to finance the Redemption with the proceeds of a private offering that the Company commenced on October 28, 2024 of €750,000,000 aggregate principal amount of euro-denominated notes due 2037 (the “Offering”), together with cash on hand. The Offering is being made only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or, outside the United States, to persons other than “U.S. persons” in compliance with Regulation S under the Securities Act. This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy the notes. Any offers of the notes will be made only by means of a private offering memorandum. The notes have not been and will not be registered under the Securities Act or the securities laws of any other jurisdiction, and may not be offered or sold in the United States without registration or an applicable exemption from registration requirements.

The Redemption is conditioned on the successful completion of the Offering or another financing satisfactory to the Company and is subject to the terms of the Redemption Notice. Nothing in this Current Report on Form 8-K shall be deemed a notice of redemption with respect to the Euro 2025 Notes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 28, 2024	CARRIER GLOBAL CORPORATION

	By:	/s/ Patrick Goris
Patrick Goris Senior Vice President and Chief Financial Officer